Supplement to
Fidelity® Variable
Insurance Products
Initial Class
April 30, 2002
Prospectus

The following information replaces the similar information for VIP Consumer Industries Portfolio and VIP Cyclical Industries Portfolio found in the "Fund Management" section on page 14.

Christian Zann is manager for VIP Consumer Industries Portfolio, which he has managed since December 2002. He also manages another Fidelity fund. Since joining Fidelity Investments in 1996, Mr. Zann has worked as a research analyst and manager.

Matthew Fruhan is manager of VIP Cyclical Industries Portfolio, which he has managed since August 2002. Since joining Fidelity in 1995, Mr. Fruhan has worked as a research analyst and manager. He also manages other Fidelity funds.

VIPFCI-02-05 December 2, 2002
1.765122.106